UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2011
COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33685	37-1434895
(Commission File Number)	(IRS Employer Identification No.)
7625 Smetana Lane
Eden Prairie, MN 55344
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (952) 294-3300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Agreement and Plan of Merger
          On January 31, 2011, a Memorandum of Understanding (the “MOU”) was reached relating to several putative class action lawsuits that had been filed and subsequently consolidated in the Delaware Court of Chancery and the State of Minnesota District Court, Fourth Judicial District in the County of Hennepin, against the members of the board of directors of Compellent Technologies, Inc., a Delaware corporation (“Compellent”), Dell Inc. (“Dell”) and Dell’s subsidiaries, Dell International, L.L.C., a Delaware limited liability company (“Dell International”) and Dell Trinity Holdings Corp., a Delaware corporation and a wholly-owned subsidiary of Dell International (“Merger Sub”) (collectively, the “Defendants”). In connection with the MOU, on January 31, 2011, Compellent, Dell International and Merger Sub entered into an amendment (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 12, 2010, among Dell International, Merger Sub and Compellent. The Merger Agreement Amendment reflects the agreement of the parties to the MOU described in more detail below under Item 8.01 which description is incorporated herein by reference. The board of directors of Compellent approved the Merger Agreement Amendment and determined that the Merger Agreement Amendment is advisable and fair to and in the best interests of Compellent and Compellent’s stockholders.
          Other than as provided in the Merger Agreement Amendment, the Merger Agreement, as filed with the Securities and Exchange Commission (“SEC”) on December 16, 2010 as Exhibit 2.1 to Compellent’s Current Report on Form 8-K, remains in full force and effect as originally executed on December 12, 2010. The foregoing description of the Merger Agreement Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Amendment to Voting and Support Agreements
          On January 31, 2011, in connection with the Merger Agreement Amendment, Dell International and certain stockholders of Compellent, including certain affiliates of its directors and certain executive officers, entered into amendments (the “Support Agreement Amendments”) to the Voting and Support Agreements (the “Support Agreements”), dated as of December 12, 2010, between Dell International and such stockholders. Under the Support Agreement Amendments, the stockholders referred to above agreed that such stockholders’ obligations under the Support Agreements with respect to the Merger Agreement shall apply to the Merger Agreement as it has been or may be amended from time to time, including pursuant to the Merger Agreement Amendment described above.
          Other than as provided in the Support Agreement Amendments, the Support Agreements, a form of which was filed with the SEC on December 16, 2010 as Exhibit 2.2 to Compellent’s Current Report on Form 8-K, remain in full force and effect as originally executed on December 12, 2010. The foregoing description of the Support Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement Amendment, a copy of which is attached hereto as Exhibit 2.2 and incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
          Pursuant to the Merger Agreement, on December 15, 2010, Compellent adopted a stockholder rights plan (the “Rights Plan”) in the form previously approved by Dell International. In connection with the MOU, on January 31, 2011, the board of directors of Compellent approved the redemption, at a redemption price of $0.001 per right to be paid in cash subject to the terms and conditions of the Rights Plan, of all outstanding rights pursuant to the Rights Plan.

Item 8.01. Other Events.
          On January 31, 2011, the Defendents entered into the MOU with the plaintiffs in several putative class action lawsuits that had been filed and subsequently consolidated in the Delaware Court of Chancery and the State of Minnesota District Court, Fourth Judicial District in the County of Hennepin to settle the lawsuits, subject to court approval. In the MOU, the Defendants agreed that:
•	Dell and Compellent will amend Section 4.2(e) (Operation of the Company’s Business) of the Merger Agreement to eliminate the requirement that Compellent have a stockholder rights plan and Compellent will redeem the rights outstanding under the Rights Plan and that this amendment will not give Dell the right to terminate the Merger Agreement or receive a termination fee under the Merger Agreement.

•	Dell and Compellent will amend Section 4.3 (No Solicitation) of the Merger Agreement, which includes the following exemplary changes: (a) Compellent and Dell agree that Compellent will not be required to enter into a standstill agreement with future bidders, if any; (b) Compellent and Dell will agree to eliminate or shorten certain time periods regarding future bids, if any; (c) Compellent and Dell will agree to reword the determination that must be made in order for Compellent’s board of directors to enter into discussions or negotiations or share confidential non-public information with a potential bidder; (d) Compellent and Dell will agree to modify the type of information that Compellent would be required to supply to Dell relating to a future bid, if any; and (e) Compellent and Dell agree to revise the applicability of subsection (g) relating to a breach of Sections 4.3 (No Solicitation) and 5.2 (Company Stockholders’ Meeting) of the Merger Agreement.

•	Compellent and Dell will revise the definition in the Merger Agreement of “Triggering Event”, which includes the following exemplary changes: (a) Compellent and Dell will agree to eliminate the reaffirmation of the board recommendation upon request provision; (b) Compellent and Dell will agree to delete the triggers relating to the Rights Plan and the standstill provision previously set forth in Section 4.3 (No Solicitation); and (c) Compellent and Dell will agree to add a materiality condition to subsection (f), relating to a breach of Section 4.3 (No Solicitation).

•	Compellent and Dell will amend the Merger Agreement to provide that the termination fee referred to in Sections 8.3(c) and 8.3(d) of the Merger Agreement will be reduced to $31,100,000.

•	Compellent will agree to delay the meeting of the stockholders for the stockholder vote to approve the adoption of the Merger Agreement with respect to the merger (the “Merger”) so that it does not occur prior to 21 days from the date the terms set forth in the preceding bullet points are disclosed to the public on a Current Report on Form 8-K.

•	Compellent will make certain additional disclosures on a Current Report on Form 8-K which are required to be filed with the SEC no later than February 3, 2011. These disclosures are attached as Exhibit 99.1 hereto and incorporated herein by reference.
As a result of the MOU, Compellent expects the special meeting date to approve the adoption of the Merger Agreement (the “Special Meeting”) to be postponed until February 22, 2011 and intends to file a proxy supplement advising stockholders of the details relating to this postponement of the Special Meeting.
Compellent and the other Defendants have vigorously denied, and continue to vigorously deny, any wrongdoing or liability with respect to the facts and claims asserted, or which could have been asserted, in the lawsuits described above. The settlement contemplated by the MOU is not, and should not be construed as, an admission of wrongdoing or liability by any Defendant. However, to avoid the risk of delaying or otherwise imperiling the Merger, and to provide additional information to Compellent’s stockholders, Compellent and its directors agreed to the MOU described above. The parties considered it desirable that these actions be settled to avoid the substantial burden, expense, risk, inconvenience and distraction of continued litigation and to fully and finally resolve the matter.
Cautionary Statement Regarding Forward-Looking Statements
          Statements in this Current Report on Form 8-K that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Compellent’s current expectations regarding the Merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that the Merger will be consummated. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: the stockholders of Compellent may not adopt the Merger Agreement, as amended; the parties may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; the possibility that a court could enjoin the Merger; the possibility that the expected synergies from the proposed Merger will not be realized, or will not be realized within the anticipated time period, or the risk that the businesses will not be integrated successfully; the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships; developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences; and other risks that are described in Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed reports with the SEC, including the proxy statement and any supplements thereto relating to the Merger. Compellent undertakes no obligation to update these forward-looking statements except to the extent otherwise required by law.
Important Additional Information
          Compellent filed with the SEC a definitive proxy statement on January 14, 2011, intends to file a supplement to the proxy statement with the SEC regarding the MOU and intends to file with the SEC other relevant materials in connection with the Merger. The definitive proxy statement has been sent or given to the stockholders of Compellent. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT, ANY SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
          Investors and stockholders may obtain free copies of the proxy statement, the supplement(s) and other documents filed by the parties (when available), at the SEC’s website at www.sec.gov or at Compellent’s website at www.compellent.com/investors. The proxy statement, the supplement(s) and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
          Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such parties may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the merger. Information concerning the interests of these persons is set forth in the proxy statement relating to the transaction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 31, 2011, by and among Dell International L.L.C., Dell Trinity Holdings Corp. and Compellent Technologies, Inc.

2.2	Form of Amendment No. 1 to Voting and Support Agreement entered into between Dell International L.L.C. and the following stockholders of Compellent Technologies, Inc.: Entities Affiliated with El Dorado Ventures, Entities Affiliated with Crescendo Ventures, Lawrence E. Aszmann, John P. Guider and Entities Affiliated with John P. Guider and Philip E. Soran and Entities Affiliated with Philip E. Soran.

99.1	Additional Disclosures to Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compellent Technologies, Inc.
Date: February 1, 2011	By:	/s/ John R. Judd
John R. Judd
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 31, 2011, by and among Dell International L.L.C., Dell Trinity Holdings Corp. and Compellent Technologies, Inc.

2.2	Form of Amendment No. 1 to Voting and Support Agreement entered into between Dell International L.L.C. and the following stockholders of Compellent Technologies, Inc.: Entities Affiliated with El Dorado Ventures, Entities Affiliated with Crescendo Ventures, Lawrence E. Aszmann, John P. Guider and Entities Affiliated with John P. Guider and Philip E. Soran and Entities Affiliated with Philip E. Soran.

99.1	Additional Disclosures to Stockholders.